EXHIBIT -- 21

SUBSIDIARIES OF THE REGISTRANT
MILACRON INC.

----------------------------------------------------------------------------------------------------------------
                                                                                         Date
                                                                                     Incorporated
                                                                Incorporated         or (if later)    Percentage
                                                              State or Country       Date Acquired      Owned
----------------------------------------------------------------------------------------------------------------
MILACRON INC.                                               Delaware (Registrant)        1983
Milacron B.V.                                               The Netherlands              1952            100%
Milacron Nederland B.V.                                     The Netherlands              1998            100%
Cimcool Europe B.V.                                         The Netherlands              1989            100%
Widia Nederland B.V.                                        The Netherlands              1995            100%
Ferromatik Milacron Benelux B.V.                            The Netherlands              1993            100%
Cimcool Industrial Products B.V.                            The Netherlands              1960            100%
Milacron Kunststoffmaschinen Europa GmbH                    Germany                      1990            100%
Ferromatik Milacron Maschinenbau GmbH                       Germany                      1993            100%
Ferromatik Milacron                                         South Africa                 1993            100%
DME Normalien GmbH                                          Germany                      1996            100%
Cincinnati Grundstucksverwaitung Gmbh                       Germany                      1995            100%
Milacron Metalworking Technologies Holding                  Germany                      1999            100%
V&S Werkzeuge GmbH                                          Germany                      1998            100%
Widia GmbH                                                  Germany                      1995            100%
Widia Valenite Italia S.P.A.                                Italy                        1995            100%
Widia Vertriebsgesellschaft mbH                             Austria                      1995            100%
Widia Valenite KFT                                          Hungary                      1998            100%
Widia Polska S 00                                           Poland                       1998             99%
Meturit A.G.                                                Switzerland                  1995            100%
Widia (India) Ltd.                                          India                        1995             51%
D-M-E Belgium CVBA                                          Belgium                      1996            100%
Milacron France SAS                                         France                       1995            100%
Milacron U.K. Ltd.                                          England                      1995            100%
B&W Kunstsofmaschinenbau & Handelsgesellschaft GmbH         Germany                      1998            100%
Indu Tecnospol s.r.o.                                       Czech Republic               1998            100%
Uniloy Holdings S.R.L.                                      Italy                        1993            100%
Uniloy S.R.L.                                               Italy                        1998            100%
Milacron Iberica S.L.                                       Spain                        1995            100%
VSI International N.V                                       Belgium                      1996            100%
Cincinnati Milacron Foreign Sales Corp.                     Barbados                     1996            100%
Milacron Assurance Ltd.                                     Bermuda                      1977            100%
Milacron-Holdings Mexicana S.A. de C.V.                     Mexico                       1992            100%
Milacron-Mexicana Sales S.A. de C.V.                        Mexico                       1993            100%
Milacron Marketing Company                                  Ohio                         1931            100%
Milacron Commercial Corp.                                   Delaware                     1993            100%
Milacron International Marketing Company                    Delaware                     1966            100%

EXHIBIT -- 21

SUBSIDIARIES OF THE REGISTRANT
MILACRON INC.

----------------------------------------------------------------------------------------------------------------
                                                                                         Date
                                                                                     Incorporated
                                                                Incorporated         or (if later)    Percentage
                                                              State or Country       Date Acquired      Owned
----------------------------------------------------------------------------------------------------------------
Milacron Equipamentos Plasticos Ltd.                        Brazil                       1997            100%
Northern Supply Company, Inc.                               Minnesota                    1998            100%
Autojectors, Inc.                                           Indiana                      1998            100%
Cincinnati Milacron Ltd.                                    India                        1995             87%
Nickerson Machinery Chicago, Inc.                           Illinois                     1999            100%
Pliers International, Inc.                                  Delaware                     1999            100%
Milacron Resin Abrasives Inc.                               Delaware                     1991            100%
D-M-E Company                                               Delaware                     1996            100%
D-M-E of Canada Limited                                     Canada                       1996            100%
450500 Ontario Limited                                      Canada                       1996            100%
Japan D-M-E Corporation                                     Japan                        1996             51%
D-M-E U.S.A. Inc.                                           Delaware                     1998            100%
Uniloy Milacron Inc.                                        Delaware                     1998            100%
Uniloy Milacron Machinery -- Mexico, S.A. d.e.C.V.          Mexico                       1998            100%
Uniloy Milacron Services -- Mexico, S.A. d.e.C.V.           Mexico                       1998            100%
Valenite Inc.                                               Delaware                     1993            100%
Valenite U.S.A. Inc.                                        Michigan                     1993            100%
Valenite-Widia Japan Inc.                                   Japan                        1993            100%
Valenite-Modco Limited                                      Canada                       1993            100%
Milacron Canada, Inc.                                       Canada                       1996            100%
Valenite de Mexico, S.A. d.e.C.V.                           Mexico                       1993            100%
Cincinnati Milacron IPK, Inc.                               Korea                        1993            100%
Talbot Holdings, Ltd.                                       Delaware                     1995            100%
Fastcut Tool Corporation                                    Delaware                     1995            100%
Valenite Manufacturing Inc.                                 Michigan                     1993            100%
Milacron Industrial Products, Inc.                          Michigan                     1999            100%
Oak International Inc.                                      Michigan                     1999            100%
Oak International Europe Ltd.                               England                      1999            100%
Cimcool Industrial Products Inc.                            Delaware                     1999            100%
Milacron Plastics Technologies Group Inc.                   Delaware                     1999            100%